UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2021

*	This Form N-CSR pertains to the following series of the Registrant: MFS Inflation-Adjusted Bond Fund. The remaining series of the Registrant have fiscal year ends of April 30.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2021
MFS®  Inflation-Adjusted
Bond Fund
IAB-ANN

MFS® Inflation-Adjusted
Bond Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March and a $1.1 trillion infrastructure bill in November, the U.S. Congress aims to approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
December 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
U.S. Treasury Securities	84.7%
Commercial Mortgage-Backed Securities	3.5%
Municipal Bonds	2.7%
Collateralized Debt Obligations	1.8%
Investment Grade Corporates	1.3%
Mortgage-Backed Securities	0.4%
Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	2.6%
A	1.4%
BBB	0.8%
U.S. Government	88.6%
Federal Agencies	0.4%
Not Rated	(3.9)%
Cash & Cash Equivalents	1.6%
Other	4.0%
Portfolio facts (i)
Average Duration (d)	7.3
Average Effective Maturity (m)	8.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2021, Class A shares of the MFS Inflation-Adjusted Bond Fund (fund) provided a total return of 5.48%, at net asset value. This compares with a return of 7.07% for the fund’s benchmark, the Bloomberg U.S. Treasury Inflation Protected Securities Index (formerly Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve indicated it will reduce the pace of its asset purchases beginning in November. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Over the reporting period, the fund's asset allocation decisions, in terms of non-inflation linked asset classes, detracted from performance relative to the Bloomberg U.S. Treasury Inflation Protected Securities Index. Specifically, the fund's out-of-benchmark exposures to commercial mortgage-backed securities (CMBS), corporate bonds, U.S. Taxable Municipal bonds and collateralized debt obligation (CDO) securities weighed on relative performance. The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance.
The fund's yield curve(y) positioning, which was impacted by changes in nominal interest rates (i.e., interest rates before accounting for inflation), detracted from performance relative to the Bloomberg U.S. Treasury Inflation Protected Securities

Management Review - continued
Index. Notably, the timing of the fund's greater exposure to the 2-year, 20-year, 30-year and 10-year key rates hurt relative returns as interest rates generally rose across all key-rate maturities over the reporting period.
Security selection was another factor that weakened relative results. Notably, within Government Inflation Linked Bonds with 7-10 year maturities.
Contributors to Performance
The fund's asset allocation decisions, as they relate to its holdings of inflation-linked securities, capture the impact from changes in breakeven rates across various maturities. The breakeven rate is the difference between the yield on a conventional Treasury bond and the real yield (i.e., inflation adjusted interest rates) on an inflation-linked bond of similar maturity and credit quality. Over the reporting period, the fund's inflation-linked asset allocation decisions supported relative performance, specifically, its overweight allocation to bonds with 20-25 year and 15-20 year maturities and its underweight allocation to bonds with 0-3 year and 3-5 year maturities.
Lastly, the fund's shorter duration(d) stance positively impacted relative performance as interest rates generally rose over the reporting period.
Respectfully,
Portfolio Manager(s)
Geoffrey Schechter and Erik Weisman
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/30/03	5.48%	3.87%	2.24%	N/A
B	9/01/04	4.71%	3.11%	1.48%	N/A
C	9/01/04	4.52%	3.00%	1.38%	N/A
I	9/30/03	5.60%	4.03%	2.39%	N/A
R1	4/01/05	4.55%	2.98%	1.37%	N/A
R2	9/01/04	5.07%	3.53%	1.90%	N/A
R3	4/01/05	5.30%	3.78%	2.14%	N/A
R4	4/01/05	5.60%	4.01%	2.38%	N/A
R6	3/01/13	5.74%	4.12%	N/A	2.15%
Comparative benchmark(s)

Bloomberg U.S. Treasury Inflation Protected Securities Index (f)	7.07%	4.66%	3.05%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.99%	2.97%	1.80%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	0.71%	2.75%	1.48%	N/A
C With CDSC (1% for 12 months) (v)	3.52%	3.00%	1.38%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg U.S. Treasury Inflation Protected Securities Index(a) (formerly Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index) - measures the performance of inflation-protected securities issued by the U.S. Treasury.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or

Performance Summary  - continued
endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2021 through October 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Expenses Paid During Period (p) 5/01/21-10/31/21
A	Actual	0.66%	$1,000.00	$1,037.53	$3.39
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
B	Actual	1.41%	$1,000.00	$1,033.22	$7.23
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17
C	Actual	1.51%	$1,000.00	$1,032.71	$7.74
	Hypothetical (h)	1.51%	$1,000.00	$1,017.59	$7.68
I	Actual	0.51%	$1,000.00	$1,038.13	$2.62
	Hypothetical (h)	0.51%	$1,000.00	$1,022.63	$2.60
R1	Actual	1.51%	$1,000.00	$1,032.92	$7.74
	Hypothetical (h)	1.51%	$1,000.00	$1,017.59	$7.68
R2	Actual	1.01%	$1,000.00	$1,035.97	$5.18
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
R3	Actual	0.76%	$1,000.00	$1,037.13	$3.90
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
R4	Actual	0.51%	$1,000.00	$1,038.14	$2.62
	Hypothetical (h)	0.51%	$1,000.00	$1,022.63	$2.60
R6	Actual	0.43%	$1,000.00	$1,039.24	$2.21
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.63%, $3.24, and $3.21 for Class A, 1.38%, $7.07, and $7.02 for Class B, 1.48%, $7.58, and $7.53 for Class C, 0.48%, $2.47, and $2.45 for Class I, 1.48%, $7.58, and $7.53 for Class R1, 0.98%, $5.03, and $4.99 for Class R2, 0.74%, $3.80, and $3.77 for Class R3, 0.48%, $2.47, and $2.45 for Class R4, and 0.41%, $2.11, and $2.09 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

Portfolio of Investments
10/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 98.2%
Asset-Backed & Securitized – 5.4%
ACREC 2021-FL1 Ltd., “AS”, FLR, 1.585% (LIBOR - 1mo. + 1.5%), 10/16/2036 (n)	$5,010,500	$ 5,012,026
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 1.673% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)	2,272,391	2,272,893
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 1.49% (LIBOR - 1mo. + 1.4%), 8/15/2034 (n)	4,288,500	4,287,201
Bancorp Commercial Mortgage Trust, 2019-CRE6, “A”, FLR, 1.214% (LIBOR - 1mo. + 1.05%), 9/15/2036 (n)	190,643	190,643
Bank, 2021-BN35, “XA”, 1.054%, 6/15/2064 (i)	8,461,274	676,526
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.309%, 7/15/2054 (i)	13,406,039	1,301,276
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.64%, 2/15/2054 (i)	8,162,481	979,414
BDS Ltd., 2021-FL9, “A”, 1.17%, 11/16/2038 (n)	3,870,500	3,870,504
Benchmark Mortgage Trust, 2019-B10, “A4”, 3.717%, 3/15/2062	2,400,000	2,666,681
Benchmark Mortgage Trust, 2021-B23, “XA”, 1.277%, 2/15/2054 (i)	25,573,697	2,332,600
Benchmark Mortgage Trust, 2021-B24, “XA”, 1.155%, 3/15/2054 (i)	15,503,500	1,286,794
Benchmark Mortgage Trust, 2021-B26, “XA”, 0.999%, 6/15/2054 (i)	27,559,436	1,822,340
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.272%, 7/15/2054 (i)	21,091,885	2,004,476
Benchmark Mortgage Trust, 2021-B28, “XA”, 1.293%, 8/15/2054 (i)	25,588,113	2,470,566
Benchmark Mortgage Trust, 2021-B29, “XA”, 1.05%, 9/15/2054 (i)(n)	29,450,719	2,228,863
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 1.565% (LIBOR - 1mo. + 1.48%), 10/15/2036 (n)	3,056,500	3,056,500
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.386% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	4,000,000	4,000,247
Cantor Commercial Real Estate, 2019-CF3, “A4”, 3.005%, 1/15/2053	2,972,000	3,155,718
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	2,063,594	2,213,815
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	2,302,897	2,442,877
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	544,612	531,259
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.336%, 2/15/2054 (i)	19,695,667	1,958,673

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	$2,190,172	$ 2,380,597
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 1.143% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	1,331,195	1,332,385
LoanCore Issuer Ltd., 2021-CRE6, “AS”, 1.74%, 11/15/2038 (n)(w)	5,302,000	5,302,000
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.623% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	3,382,623	3,397,703
MF1 CLO Ltd., 2021-FL5, “B”, FLR, 1.614% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	5,757,000	5,753,469
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.864% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	2,577,500	2,594,910
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	467,871	510,510
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.301%, 5/15/2054 (i)	10,292,915	965,648
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.239%, 6/15/2054 (i)	13,026,816	1,111,263
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.222%, 10/15/2054 (i)	52,746,359	4,238,766
Oaktree CLO Ltd., 15-1A, “A1R”, FLR, 1.001% (LIBOR - 3mo. + 0.87%), 10/20/2027 (n)	1,328,326	1,328,219
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 1.481% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	1,847,360	1,838,755
PFP III, 2021-8, “AS”, FLR, 1.337% (LIBOR - 1mo. + 1.25%), 8/09/2037 (n)	3,622,500	3,613,313
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 1.323% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	2,866,629	2,862,730
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	1,533,375	1,671,585
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	3,297,750	3,537,067
Wells Fargo Commercial Mortgage Trust, 2021-C60, 1.559%, 8/15/2054 (i)	9,580,639	1,129,172
		$94,329,984
Automotive – 0.7%
Hyundai Capital America, 2.85%, 11/01/2022 (n)	$800,000	$ 817,501
Hyundai Capital America, 2.375%, 2/10/2023 (n)	1,110,000	1,131,214
Hyundai Capital America, 0.8%, 1/08/2024 (n)	2,925,000	2,898,410
Volkswagen Group of America Finance LLC, 0.875%, 11/22/2023 (n)	7,310,000	7,304,219
		$12,151,344

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$1,438,000	$ 1,514,611
Industrial Revenue - Other – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$268,000	$ 270,650
Howard University, Washington D.C., 2.801%, 10/01/2023	295,000	302,733
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	325,000	330,132
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	402,000	405,144
		$1,308,659
Major Banks – 0.2%
JPMorgan Chase & Co., 1.578% to 4/22/2026, FLR (SOFR + 0.885%) to 4/22/2027	$4,000,000	$ 3,961,191
Medical & Health Technology & Services – 0.2%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	$2,421,000	$ 2,849,041
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	747,000	890,606
		$3,739,647
Mortgage-Backed – 0.4%
Freddie Mac, 1.798%, 4/25/2030 (i)	$3,519,182	$ 486,976
Freddie Mac, 1.662%, 5/25/2030 (i)	6,326,494	820,373
Freddie Mac, 1.17%, 9/25/2030 (i)	3,529,812	335,824
Freddie Mac, 0.33%, 1/25/2031 (i)	29,849,061	789,980
Freddie Mac, 0.781%, 1/25/2031 (i)	11,388,256	757,353
Freddie Mac, 0.936%, 1/25/2031 (i)	8,529,316	671,520
Freddie Mac, 0.529%, 3/25/2031 (i)	36,644,692	1,584,095
Freddie Mac, 1.224%, 5/25/2031 (i)	4,421,663	467,838
Freddie Mac, 0.938%, 7/25/2031 (i)	7,521,262	630,408
Freddie Mac, 0.955%, 9/25/2031 (i)	9,783,880	748,640
		$7,293,007
Municipals – 2.6%
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	$1,310,000	$ 1,327,272
Chicago, IL, Board of Education, “E”, BAM, 6.138%, 12/01/2039	410,000	549,945
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 1.838%, 12/01/2023	262,000	266,419
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.064%, 12/01/2024	523,000	534,424
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.214%, 12/01/2025	392,000	401,219
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.481%, 12/01/2026	915,000	941,835
Colorado Health Facilities Authority Rev. (Covenant Living Communities and Services), “B”, 2.8%, 12/01/2026	985,000	999,240

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 3%, 6/01/2046	$3,040,000	$ 3,117,861
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 3.411%, 1/01/2043	2,335,000	2,538,114
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	340,000	352,393
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.682%, 7/01/2027	1,660,000	1,726,617
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., “A”, 2.641%, 7/01/2037	7,720,000	7,783,391
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	4,200,000	4,584,284
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	951,269	978,191
Michigan Finance Authority, 2021-1, “A1A”, 1.3%, 7/25/2061	4,567,965	4,518,141
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	4,584,000	4,543,937
New Jersey Turnpike Authority, Turnpike Rev., “B”, 1.047%, 1/01/2026	745,000	736,663
Philadelphia, PA, School District, “A”, AGM, 5.995%, 9/01/2030	1,925,000	2,462,076
Rhode Island Student Loan Authority, Education Loan Rev., “1”, 2.195%, 12/01/2039	480,000	483,590
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	1,910,000	1,931,037
University of California, General Taxable Rev., “BG”, 1.614%, 5/15/2030	4,235,000	4,109,116
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.497%, 6/01/2024	1,020,000	1,023,996
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, “A-1”, 1.647%, 6/01/2025	835,000	834,473
		$46,744,234
U.S. Treasury Inflation Protected Securities – 88.5%
U.S. Treasury Bonds, 2.375%, 1/15/2025	$69,111,382	$ 79,518,585
U.S. Treasury Bonds, 2%, 1/15/2026	48,389,031	56,572,322
U.S. Treasury Bonds, 2.375%, 1/15/2027	14,167,808	17,271,259
U.S. Treasury Bonds, 1.75%, 1/15/2028	16,175,316	19,524,323
U.S. Treasury Bonds, 3.625%, 4/15/2028	81,625,273	109,228,006
U.S. Treasury Bonds, 3.875%, 4/15/2029	36,916,394	51,664,927
U.S. Treasury Bonds, 3.375%, 4/15/2032	8,328,753	12,292,231
U.S. Treasury Bonds, 2.125%, 2/15/2040	10,792,624	16,289,133
U.S. Treasury Bonds, 2.125%, 2/15/2041	17,158,037	26,234,817
U.S. Treasury Bonds, 0.75%, 2/15/2042	55,487,886	68,914,798

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Inflation Protected Securities – continued
U.S. Treasury Bonds, 0.625%, 2/15/2043	$36,490,050	$ 44,348,239
U.S. Treasury Bonds, 1.375%, 2/15/2044	4,493,345	6,265,524
U.S. Treasury Bonds, 0.75%, 2/15/2045	22,550,341	28,308,606
U.S. Treasury Bonds, 1%, 2/15/2046	2,962,601	3,943,538
U.S. Treasury Bonds, 1%, 2/15/2048	23,507,550	31,978,839
U.S. Treasury Bonds, 0.25%, 2/15/2050	62,610,730	72,886,879
U.S. Treasury Notes, 0.375%, 7/15/2023	49,567,398	52,454,312
U.S. Treasury Notes, 0.625%, 1/15/2024	94,340,385	100,993,347
U.S. Treasury Notes, 0.5%, 4/15/2024	71,793,462	76,995,683
U.S. Treasury Notes, 0.125%, 7/15/2024	76,370,578	81,877,614
U.S. Treasury Notes, 0.25%, 1/15/2025 (f)	126,824,775	136,817,180
U.S. Treasury Notes, 0.375%, 7/15/2025	87,970,466	96,358,587
U.S. Treasury Notes, 0.625%, 1/15/2026	59,607,290	66,029,821
U.S. Treasury Notes, 0.125%, 7/15/2026	10,319,454	11,306,117
U.S. Treasury Notes, 0.375%, 1/15/2027	31,141,760	34,534,914
U.S. Treasury Notes, 0.375%, 7/15/2027	32,137,736	35,920,616
U.S. Treasury Notes, 0.5%, 1/15/2028	12,644,393	14,218,027
U.S. Treasury Notes, 0.875%, 1/15/2029	26,536,206	30,803,767
U.S. Treasury Notes, 0.25%, 7/15/2029	850,237	952,254
U.S. Treasury Notes, 0.125%, 1/15/2030	29,089,488	32,205,624
U.S. Treasury Notes, 0.125%, 7/15/2030	53,909,670	59,981,527
U.S. Treasury Notes, 0.125%, 1/15/2031	73,362,278	81,361,441
		$ 1,558,052,857
Total Bonds (Identified Cost, $1,615,658,344)		$ 1,729,095,534
Investment Companies (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $4,816,215)	4,816,214	$ 4,816,214

Other Assets, Less Liabilities – 1.5%		27,228,179
Net Assets – 100.0%		$ 1,761,139,927

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,816,214 and $1,729,095,534, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $65,093,705, representing 3.7% of net assets.

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
Derivative Contracts at 10/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	239,238	USD	276,909	JPMorgan Chase Bank N.A.	1/14/2022	$182

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	531	$69,403,359	December – 2021	$1,201,806
At October 31, 2021, the fund had liquid securities with an aggregate value of $1,088,865 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,615,658,344)	$1,729,095,534
Investments in affiliated issuers, at value (identified cost, $4,816,215)	4,816,214
Receivables for
Forward foreign currency exchange contracts	182
Net daily variation margin on open futures contracts	5,615
Investments sold	27,205,543
Fund shares sold	2,478,159
Interest	3,404,917
Other assets	43
Total assets	$1,767,006,207
Liabilities
Payable to custodian	$1,381
Payables for
Fund shares reacquired	78,699
When-issued investments purchased	5,302,000
Payable to affiliates
Investment adviser	47,492
Administrative services fee	2,639
Shareholder servicing costs	271,962
Distribution and service fees	2,847
Payable for independent Trustees' compensation	10
Accrued expenses and other liabilities	159,250
Total liabilities	$5,866,280
Net assets	$1,761,139,927
Net assets consist of
Paid-in capital	$1,637,651,331
Total distributable earnings (loss)	123,488,596
Net assets	$1,761,139,927
Shares of beneficial interest outstanding	153,098,234

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$114,091,416	9,955,404	$11.46
Class B	1,085,401	95,458	11.37
Class C	6,115,365	537,724	11.37
Class I	13,707,698	1,194,181	11.48
Class R1	837,095	73,796	11.34
Class R2	685,775	60,018	11.43
Class R3	2,127,817	185,770	11.45
Class R4	91,402	7,973	11.46
Class R6	1,622,397,958	140,987,910	11.51

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.97 [100 / 95.75 x $11.46]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$65,833,087
Dividends from affiliated issuers	19,963
Other	177
Total investment income	$65,853,227
Expenses
Management fee	$7,049,859
Distribution and service fees	276,140
Shareholder servicing costs	1,080,776
Administrative services fee	213,778
Independent Trustees' compensation	23,777
Custodian fee	88,583
Shareholder communications	14,767
Audit and tax fees	43,639
Legal fees	8,974
Miscellaneous	209,893
Total expenses	$9,010,186
Reduction of expenses by investment adviser and distributor	(1,832,703)
Net expenses	$7,177,483
Net investment income (loss)	$58,675,744
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$41,055,575
Futures contracts	2,654,901
Forward foreign currency exchange contracts	(1,129,530)
Foreign currency	12,725
Net realized gain (loss)	$42,593,671
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(13,723,173)
Affiliated issuers	(1)
Futures contracts	747,904
Forward foreign currency exchange contracts	(471,258)
Translation of assets and liabilities in foreign currencies	971
Net unrealized gain (loss)	$(13,445,557)
Net realized and unrealized gain (loss)	$29,148,114
Change in net assets from operations	$87,823,858
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/21	10/31/20
Change in net assets
From operations
Net investment income (loss)	$58,675,744	$16,633,175
Net realized gain (loss)	42,593,671	10,394,115
Net unrealized gain (loss)	(13,445,557)	74,029,945
Change in net assets from operations	$87,823,858	$101,057,235
Total distributions to shareholders	$(51,021,687)	$(17,266,830)
Change in net assets from fund share transactions	$362,852,377	$64,010,842
Total change in net assets	$399,654,548	$147,801,247
Net assets
At beginning of period	1,361,485,379	1,213,684,132
At end of period	$1,761,139,927	$1,361,485,379
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.20	$10.46	$9.83	$10.32	$10.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.12	$0.17	$0.25	$0.17
Net realized and unrealized gain (loss)	0.21	0.75	0.69	(0.46)	(0.25)
Total from investment operations	$0.61	$0.87	$0.86	$(0.21)	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.13)	$(0.23)	$(0.28)	$(0.21)
Net asset value, end of period (x)	$11.46	$11.20	$10.46	$9.83	$10.32
Total return (%) (r)(s)(t)(x)	5.48	8.42	8.80	(2.07)	(0.78)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.93	0.95	0.96	0.97
Expenses after expense reductions (f)	0.66	0.76	0.80	0.80	0.80
Net investment income (loss)	3.55	1.11	1.69	2.44	1.61
Portfolio turnover	57	36	38	23	20
Net assets at end of period (000 omitted)	$114,091	$65,862	$46,796	$44,085	$47,052
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.13	$10.42	$9.79	$10.27	$10.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.02	$0.09	$0.17	$0.09
Net realized and unrealized gain (loss)	0.23	0.77	0.69	(0.44)	(0.25)
Total from investment operations	$0.51	$0.79	$0.78	$(0.27)	$(0.16)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.08)	$(0.15)	$(0.21)	$(0.13)
Net asset value, end of period (x)	$11.37	$11.13	$10.42	$9.79	$10.27
Total return (%) (r)(s)(t)(x)	4.62	7.65	8.03	(2.72)	(1.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.69	1.70	1.71	1.72
Expenses after expense reductions (f)	1.41	1.53	1.55	1.55	1.55
Net investment income (loss)	2.51	0.21	0.91	1.73	0.86
Portfolio turnover	57	36	38	23	20
Net assets at end of period (000 omitted)	$1,085	$1,454	$3,404	$4,774	$7,029

Class C	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.13	$10.42	$9.79	$10.28	$10.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.02	$0.08	$0.16	$0.08
Net realized and unrealized gain (loss)	0.22	0.77	0.69	(0.45)	(0.25)
Total from investment operations	$0.50	$0.79	$0.77	$(0.29)	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.08)	$(0.14)	$(0.20)	$(0.12)
Net asset value, end of period (x)	$11.37	$11.13	$10.42	$9.79	$10.28
Total return (%) (r)(s)(t)(x)	4.52	7.58	7.92	(2.91)	(1.63)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.68	1.70	1.71	1.72
Expenses after expense reductions (f)	1.51	1.62	1.65	1.65	1.65
Net investment income (loss)	2.50	0.17	0.76	1.61	0.78
Portfolio turnover	57	36	38	23	20
Net assets at end of period (000 omitted)	$6,115	$4,771	$5,374	$7,185	$10,451
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.22	$10.47	$9.84	$10.33	$10.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.15	$0.17	$0.27	$0.20
Net realized and unrealized gain (loss)	0.16(g)	0.74	0.70	(0.46)	(0.27)
Total from investment operations	$0.62	$0.89	$0.87	$(0.19)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.14)	$(0.24)	$(0.30)	$(0.22)
Net asset value, end of period (x)	$11.48	$11.22	$10.47	$9.84	$10.33
Total return (%) (r)(s)(t)(x)	5.60	8.61	8.96	(1.91)	(0.63)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.68	0.70	0.70	0.72
Expenses after expense reductions (f)	0.51	0.61	0.65	0.65	0.65
Net investment income (loss)	4.03	1.34	1.72	2.69	1.97
Portfolio turnover	57	36	38	23	20
Net assets at end of period (000 omitted)	$13,708	$5,633	$4,503	$5,332	$7,569

Class R1	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.10	$10.41	$9.78	$10.26	$10.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.02	$0.09	$0.17	$0.08
Net realized and unrealized gain (loss)	0.21	0.75	0.68	(0.45)	(0.25)
Total from investment operations	$0.50	$0.77	$0.77	$(0.28)	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.08)	$(0.14)	$(0.20)	$(0.12)
Net asset value, end of period (x)	$11.34	$11.10	$10.41	$9.78	$10.26
Total return (%) (r)(s)(t)(x)	4.55	7.40	7.93	(2.82)	(1.63)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.68	1.70	1.71	1.72
Expenses after expense reductions (f)	1.51	1.61	1.65	1.65	1.65
Net investment income (loss)	2.56	0.20	0.86	1.68	0.82
Portfolio turnover	57	36	38	23	20
Net assets at end of period (000 omitted)	$837	$454	$332	$305	$321
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.18	$10.45	$9.82	$10.30	$10.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.08	$0.14	$0.21	$0.13
Net realized and unrealized gain (loss)	0.21	0.76	0.68	(0.44)	(0.25)
Total from investment operations	$0.56	$0.84	$0.82	$(0.23)	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.11)	$(0.19)	$(0.25)	$(0.17)
Net asset value, end of period (x)	$11.43	$11.18	$10.45	$9.82	$10.30
Total return (%) (r)(s)(t)(x)	5.07	8.08	8.43	(2.32)	(1.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.18	1.20	1.21	1.22
Expenses after expense reductions (f)	1.01	1.11	1.15	1.15	1.15
Net investment income (loss)	3.11	0.71	1.34	2.09	1.28
Portfolio turnover	57	36	38	23	20
Net assets at end of period (000 omitted)	$686	$586	$643	$603	$941

Class R3	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.20	$10.46	$9.83	$10.32	$10.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.10	$0.16	$0.24	$0.16
Net realized and unrealized gain (loss)	0.22	0.76	0.69	(0.46)	(0.24)
Total from investment operations	$0.59	$0.86	$0.85	$(0.22)	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.12)	$(0.22)	$(0.27)	$(0.20)
Net asset value, end of period (x)	$11.45	$11.20	$10.46	$9.83	$10.32
Total return (%) (r)(s)(t)(x)	5.30	8.35	8.70	(2.16)	(0.79)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.93	0.95	0.96	0.97
Expenses after expense reductions (f)	0.76	0.86	0.90	0.90	0.90
Net investment income (loss)	3.25	0.96	1.57	2.36	1.55
Portfolio turnover	57	36	38	23	20
Net assets at end of period (000 omitted)	$2,128	$1,609	$1,590	$1,873	$1,910
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.20	$10.45	$9.83	$10.32	$10.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.13	$0.16	$0.27	$0.18
Net realized and unrealized gain (loss)	0.20	0.76	0.70	(0.46)	(0.25)
Total from investment operations	$0.62	$0.89	$0.86	$(0.19)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.14)	$(0.24)	$(0.30)	$(0.22)
Net asset value, end of period (x)	$11.46	$11.20	$10.45	$9.83	$10.32
Total return (%) (r)(s)(t)(x)	5.60	8.63	8.86	(1.92)	(0.63)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.68	0.70	0.72	0.72
Expenses after expense reductions (f)	0.51	0.62	0.65	0.65	0.65
Net investment income (loss)	3.68	1.22	1.58	2.60	1.76
Portfolio turnover	57	36	38	23	20
Net assets at end of period (000 omitted)	$91	$87	$90	$140	$725

Class R6	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.24	$10.49	$9.86	$10.35	$10.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.15	$0.20	$0.27	$0.19
Net realized and unrealized gain (loss)	0.22	0.75	0.68	(0.45)	(0.25)
Total from investment operations	$0.64	$0.90	$0.88	$(0.18)	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.15)	$(0.25)	$(0.31)	$(0.23)
Net asset value, end of period (x)	$11.51	$11.24	$10.49	$9.86	$10.35
Total return (%) (r)(s)(t)(x)	5.74	8.66	9.03	(1.82)	(0.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.60	0.62	0.62	0.63
Expenses after expense reductions (f)	0.44	0.53	0.57	0.57	0.56
Net investment income (loss)	3.71	1.34	1.95	2.68	1.86
Portfolio turnover	57	36	38	23	20
Net assets at end of period (000 omitted)	$1,622,398	$1,281,030	$1,150,953	$1,108,604	$1,148,352

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net investment income and/or net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amounts of realized and unrealized gains and losses and/or inflation/deflation adjustments at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Inflation-Adjusted Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While still evaluating the impact to the fund of the June 30, 2023 discontinuation of the more commonly used U.S. dollar LIBOR settings, management has concluded that the December 31, 2021 planned cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings will not have a material impact on the fund.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of

Notes to Financial Statements  - continued
financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

Notes to Financial Statements  - continued
fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$1,558,052,857	$—	$1,558,052,857
Municipal Bonds	—	46,744,234	—	46,744,234
U.S. Corporate Bonds	—	15,371,233	—	15,371,233
Residential Mortgage-Backed Securities	—	7,293,007	—	7,293,007
Commercial Mortgage-Backed Securities	—	61,734,715	—	61,734,715
Asset-Backed Securities (including CDOs)	—	32,595,269	—	32,595,269
Foreign Bonds	—	7,304,219	—	7,304,219
Mutual Funds	4,816,214	—	—	4,816,214
Total	$4,816,214	$1,729,095,534	$—	$1,733,911,748
Other Financial Instruments
Futures Contracts – Assets	$1,201,806	$—	$—	$1,201,806
Forward Foreign Currency Exchange Contracts – Assets	—	182	—	182
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage

Notes to Financial Statements  - continued
index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Futures Contracts	$1,201,806
Foreign Exchange	Forward Foreign Currency Exchange Contracts	182
Total		$1,201,988
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$2,654,901	$ —
Foreign Exchange	—	(1,129,530)
Total	$2,654,901	$(1,129,530)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$747,904	$ —
Foreign Exchange	—	(471,258)
Total	$747,904	$(471,258)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted

Notes to Financial Statements  - continued
cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master

Notes to Financial Statements  - continued
Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s

Notes to Financial Statements  - continued
terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/21	Year ended 10/31/20
Ordinary income (including any short-term capital gains)	$51,021,687	$17,266,830
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/21
Cost of investments	$1,638,451,507
Gross appreciation	97,811,861
Gross depreciation	(1,149,632)
Net unrealized appreciation (depreciation)	$ 96,662,229
Undistributed ordinary income	28,726,391
Capital loss carryforwards	(1,900,024)
Total distributable earnings (loss)	$ 123,488,596
As of October 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(284,002)
Long-Term	(1,616,022)
Total	$(1,900,024)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/21	Year ended 10/31/20
Class A	$2,597,298	$603,498
Class B	29,111	23,130
Class C	99,182	35,381
Class I	313,546	57,352
Class R1	11,994	2,312
Class R2	17,779	6,410
Class R3	53,520	19,549
Class R4	2,923	1,251
Class R6	47,896,334	16,517,947
Total	$51,021,687	$17,266,830
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion and up to $5 billion	0.30%
In excess of $5 billion	0.29%
The investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund's daily average net assets annually up to $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2023. For the year ended October 31, 2021, this management fee reduction amounted to $1,000,001, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2021, this management fee reduction amounted to $194,304, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.37% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.67%	1.42%	1.52%	0.52%	1.52%	1.02%	0.77%	0.52%	0.44%

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2023. For the year ended October 31, 2021, this reduction amounted to $553,472, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,227 for the year ended October 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$ 207,252
Class B	0.75%	0.25%	1.00%	0.90%	12,156
Class C	0.75%	0.25%	1.00%	1.00%	43,904
Class R1	0.75%	0.25%	1.00%	1.00%	5,289
Class R2	0.25%	0.25%	0.50%	0.50%	3,190
Class R3	—	0.25%	0.25%	0.25%	4,349
Total Distribution and Service Fees					$276,140
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2021 based on each class's average daily net assets. 0.10% of the Class A and Class B service fee is currently being waived under a written waiver arrangement. For the year ended October 31, 2021, this waiver amounted to $82,901 and $1,216, respectively, and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund's Board of Trustees, but such agreements will continue at least until February 28, 2023. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2021, this rebate amounted to $809 for Class A, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2021, were as follows:
Amount
Class A	$3,880
Class B	276
Class C	2,928
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2021, the fee was $31,681, which equated to 0.0020% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $95,020.
Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period from November 1, 2020 through September 29, 2021, these costs for the fund amounted to $954,075 and are included in “Shareholder servicing costs” in the Statement of Operations. Effective September 30, 2021, the Special Servicing Agreement terminated and the fund no longer participates in this Special Servicing Agreement.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.0135% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At October 31, 2021, MFS held approximately 70% of the outstanding shares of Class R4.
(4) Portfolio Securities
For the year ended October 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$1,112,406,662	$781,696,048
Non-U.S. Government securities	112,981,909	104,673,348
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,143,902	$58,515,642	2,590,728	$28,222,853
Class B	19,187	217,051	585	6,408
Class C	380,161	4,296,414	163,815	1,777,268
Class I	1,021,462	11,572,701	302,343	3,278,933
Class R1	34,218	386,420	25,412	272,409
Class R2	11,021	124,994	17,551	192,538
Class R3	61,806	708,576	25,565	278,689
Class R4	1,287	14,584	2,046	21,667
Class R6	26,163,350	297,087,997	22,396,116	244,113,808
	32,836,394	$372,924,379	25,524,161	$278,164,573

Notes to Financial Statements  - continued
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	218,018	$2,469,609	51,452	$544,855
Class B	2,453	27,592	2,077	21,734
Class C	8,783	98,837	3,310	34,650
Class I	27,463	311,515	5,329	56,474
Class R1	1,068	11,994	214	2,234
Class R2	1,498	16,927	583	6,135
Class R3	4,727	53,520	1,849	19,547
Class R4	258	2,923	118	1,251
Class R6	4,209,634	47,830,554	1,551,875	16,480,520
	4,473,902	$50,823,471	1,616,807	$17,167,400
Shares reacquired
Class A	(1,285,771)	$(14,540,257)	(1,236,492)	$(13,196,727)
Class B	(56,835)	(638,513)	(198,838)	(2,123,730)
Class C	(280,021)	(3,144,535)	(253,947)	(2,722,298)
Class I	(356,859)	(4,063,924)	(235,735)	(2,508,696)
Class R1	(2,381)	(26,680)	(16,604)	(173,980)
Class R2	(4,961)	(56,136)	(27,238)	(298,217)
Class R3	(24,433)	(277,214)	(35,750)	(398,515)
Class R4	(1,323)	(15,278)	(3,031)	(31,713)
Class R6	(3,321,907)	(38,132,936)	(19,726,709)	(209,867,255)
	(5,334,491)	$(60,895,473)	(21,734,344)	$(231,321,131)
Net change
Class A	4,076,149	$46,444,994	1,405,688	$15,570,981
Class B	(35,195)	(393,870)	(196,176)	(2,095,588)
Class C	108,923	1,250,716	(86,822)	(910,380)
Class I	692,066	7,820,292	71,937	826,711
Class R1	32,905	371,734	9,022	100,663
Class R2	7,558	85,785	(9,104)	(99,544)
Class R3	42,100	484,882	(8,336)	(100,279)
Class R4	222	2,229	(867)	(8,795)
Class R6	27,051,077	306,785,615	4,221,282	50,727,073
	31,975,805	$362,852,377	5,406,624	$64,010,842
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were the owners of record of approximately 30%, 26%, 19%, 4%, 3%, 3%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2021, the fund’s commitment fee and interest expense were $6,142 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$47,052,229	$511,705,166	$553,941,180	$—	$(1)	$4,816,214

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$19,963	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual

Notes to Financial Statements  - continued
countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Inflation-Adjusted Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Inflation-Adjusted Bond Fund (the “Fund”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Geoffrey Schechter Erik Weisman

Board Review of Investment Advisory Agreement
MFS Inflation-Adjusted Bond Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into

Board Review of Investment Advisory Agreement - continued
account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2021 and 2020, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Inflation-Adjusted Bond Fund	37,283	36,779

For the fiscal years ended October 31, 2021 and 2020, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Inflation-Adjusted Bond Fund	0	0	4,781	4,321	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Inflation-Adjusted Bond Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by Deloitte:
To MFS Inflation-Adjusted Bond Fund, MFS and MFS Related Entities #	10,171	903,461

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Inflation-Adjusted Bond Fund is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE .

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT .

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

	(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2021

*	Print name and title of each signing officer under his or her signature.